Exhibit 10.3

REVOLVING LINE OF CREDIT AGREEMENT

This Revolving Line of Credit Agreement (the “Agreement”) is made on September 11, 2008, between GelTech Solutions, Inc., a Delaware corporation (the “Borrower”), and Michael Reger (the “Lender”).

WHEREAS, the Borrower desires to obtain from the Lender a revolving line of credit (the “Loan”) and the Lender is willing to make the Loan, on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the parties hereto agree as follows:

1.

Revolving Line of Credit Loan.  Subject to the terms and conditions contained in this Agreement, the Lender shall provide the Borrower with a revolving line of credit against which the Lender shall make advances to the Borrower (“Advances”) from time to time, for the purpose of working capital. Subject to the terms of this Agreement, the Borrower shall have the right to obtain Advances, repay Advances and obtain additional Advances; provided, however, all of the Advances hereunder shall be viewed as a single loan; provided, further, at no time shall the unpaid outstanding principal balance of the Loan exceed $1,000,000.00 (“Maximum Amount”).

2.

 Advances.  The Lender shall make Advances of the Loan upon the written request of the Borrower to the Lender and the Lender shall make such Advance to the Borrower in U.S. dollars and readily available funds within 15 days of the Lender’s receipt of such request by the Borrower (the “Advance Request”). Notwithstanding anything to the contrary set forth herein, in no event shall such Advance, or in the aggregate each Advance, exceed the Maximum Amount.  Each Advance shall be evidenced by the Note (as defined below). The Borrower shall be permitted to obtain Advances and the Lender shall be obligated to make such Advances up until the earlier of (1) an Event of  Default or (2) one month prior to the Maturity Date (as defined below) of this Agreement.  The principal amount of all Advances not prepaid, and all accrued but unpaid interest and other amounts due hereunder, shall be due and payable on September 15, 2009 (the "Maturity Date").

3.

Conditions Precedent to Advances.  The Lender shall have no obligation to make any Advance until:

(a)

The Borrower shall have delivered to the Lender the Note (as defined below) for such Advance; and

(b)

The Borrower shall have delivered to the Lender certified copies of resolutions of the Borrower’s board of directors authorizing the Borrower to enter into this

Agreement or, after the initial Advance, a certificate of its Secretary that the Borrower’s board of directors has not revoked the authorization.

4.

Promissory Notes.   The Loan shall be evidenced by one or more separate promissory notes for each Advance (the “Note”) in the form attached hereto as Exhibit A, payable in accordance with the terms thereof. Interest on the principal amount of the Advances outstanding from time to time shall be 10% per annum accrued on a 360 day year basis.  In the event of a default under this Agreement or the Note, the interest rate shall increase to 15% from the date of the Event of Default.  In no event shall the Borrower be obligated to pay any amount under this Agreement that exceeds the maximum amount allowable by law. Unless payment thereof is accelerated or otherwise becomes due earlier under the terms of this Agreement or the terms of the Note, the unpaid principal amount of all Loans and all unpaid interest accrued thereon, together with any other fees, expenses or costs incurred in connection therewith, will be immediately due and payable to Lender on the Maturity Date. If any sum is collected in excess of the applicable maximum amount allowable by law, the excess collected shall, at the Borrower’s discretion, shall be applied to reduce the principal balance of the Loan or returned to the Borrower.

5.

Representations and Warranties of the Borrower.  Except as otherwise disclosed in writing by the Borrower to the Lender, the Borrower makes the following representations and warranties to the Lender, which representations and warranties shall survive the execution of this Agreement and shall not expire:

(a)

Legal Status.

The Borrower is a corporation duly organized and validly existing under the laws of the State of Delaware and is qualified to transact business in the State of Florida;

(b)

No Violation.  The making and performance by the Borrower of this Agreement and the Note does not violate any provision of law, nor any provision of the Borrower’s formation documents, including, without limitation, its Certificate of Incorporation, or result in a breach of, or constitute a default under, any agreement, indenture or other instrument to which the Borrower is a party or by which the Borrower may be bound;

(c)

Authorization.  This Agreement has and the Note when will have been duly authorized, executed and delivered, and are legal, valid and binding agreements of the Borrower enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, solvency, reorganization, moratorium or similar laws effecting creditors’ rights generally and by general principles of equity; and

(d)

Consent and Licenses.  No consent, approval or authorization of, or registration or filing with, any governmental body or authority, or any other person, firm or entity not a party hereto, is or will be required as a condition to the valid execution, delivery, performance or enforceability of this Agreement or the Note, or the transactions contemplated hereby or thereby.

6.

 Events of Default.  The occurrence of one or more of the following events shall constitute an event of default under this Agreement (“Event of Default”):

(a)

Borrower fails to pay any principal or any accrued interest under any Note or any Loan within 10 days following the date when the same is due and payable, or fails to pay any amount of principal or accrued interest due under any Note or any Loan within 10 days following the Maturity Date;

(b)

There shall occur an event of default under the Note;

(c)

Any representation and warranty made by the Borrower to the Lender contained herein proves to have been untrue in any material respect when made;

(d)

Borrower or any of its subsidiaries becomes insolvent, or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors, or applies for or consents to the appointment of a receiver, liquidator, custodian or trustee for it or for a substantial part of its property or business, or such a receiver, liquidator, custodian or trustee otherwise is appointed and is not discharged within thirty (30) calendar days after such appointment; or

(e)

 bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors are instituted by or against Borrower or any of its subsidiaries, or any order, judgment or decree is entered against Borrower or any such subsidiary decreeing its dissolution or liquidation; provided, however, with respect to an involuntary petition in bankruptcy, such petition is not have been dismissed within thirty (30) days after the filing of such petition.

7.

Remedies of the Lender.  At any time after any Event of Default has occurred, the Lender may, without presentment, demand, protest or further notice of any kind (all of which are hereby expressly waived) and, notwithstanding the provisions contained in any other document or instrument executed or to be executed by the Borrower to the Lender under this Agreement or contained in any other agreement, take any one or more of the following actions:

(a)

Declare the entire unpaid outstanding principal Advances and any accrued interest thereon, to be immediately due and payable, and to enforce payment thereof by any means permitted by law or in equity;

(b)

Without accelerating payment, enforce the payment of sums of principal and interest then due (including any penalty interest);

(c)

File suit for any sums owing;

(d)

Exercise any other remedy or right provided in law or in equity or permitted under this Agreement; or

(e)

Exercise any other remedy or right provided in law or in equity or permitted under this Agreement.

8.

Cumulative.  Any and all remedies conferred upon the Lender shall be deemed cumulative with, and nonexclusive of any other remedy conferred hereby or by law or equity, and the Lender in the exercise of any one remedy shall not be precluded from the exercise of any other.

9.

No Waiver.  Any waiver of any of the terms of this Agreement by the Lender shall not be construed as a waiver of any other terms of this Agreement, and no waiver shall be effective unless made in writing. The failure of the Lender to exercise any right with respect to the declaration of any default shall not be deemed or construed to constitute a waiver by, or to preclude the Lender from exercising any right with respect to such default at a later date or with respect to any subsequent default by the Borrower.

10.

Miscellaneous.

(a)

Severability.  In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

(b)

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The execution of this Agreement may be by actual or facsimile signature.

(c)

Benefit.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

(d)

Notices and Addresses.  All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted next business day delivery, or by facsimile delivery followed by overnight next business day delivery as follows:

The Borrower:	GelTech Solutions, Inc
1460 Park Lane South, Suite 1
Jupiter, FL 33458
Attention: Mr. Michael Cordani
Facsimile: (561) 427-6182

with a copy to:	Harris Cramer LLP
1555 Palm Beach Lakes Blvd., Suite 310
West Palm Beach, FL 33401
Attention: Michael D. Harris, Esq.
Facsimile: (561) 659-0701

the Holder:	Michael Reger
6001 Le Lac Rd
Boca Raton Florida 33496
(561)

with a copy to:	David W. Jamison, Jr. P.A.
7501 Red Bay Place
Coral Springs Florida 33065
Attention: David W. Jamison, Jr. Esq.
Facsimile: (954) 614-2171

or to such other address as any of them, by notice to the other may designate from time to time.  The transmission confirmation receipt from the sender’s facsimile machine shall be evidence of successful facsimile delivery.  Time shall be counted to, or from, as the case may be, the date of delivery.

(e)

Attorneys’ Fees.  In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding relating to this Agreement is filed, the prevailing party shall be entitled to an award by the court of reasonable attorneys’ fees, costs and expenses.

(f)

Oral Evidence.  This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements, representations, warranties, and statements, between the parties hereto with respect to the subject matter hereof.  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against whom enforcement or the change, waiver discharge or termination is sought.

(g)

Additional Documents.  The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

(h)

Governing Law.  This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Florida without regard to choice of law considerations.

           (i)

Jurisdiction and Venue.  The parties acknowledge that a substantial portion of negotiations, anticipated performance and execution of this Agreement occurred or shall occur in Palm Beach County, Florida, and that, therefore, without limiting the jurisdiction or venue of any other federal or state courts, each of the parties irrevocably and unconditionally

(a) agrees that any suit, action or legal proceeding arising out of or relating to this Agreement may be brought in the courts of record of the State of Florida, in Palm Beach County or the district court of the United States, for the Southern District of Florida; (b) consents to the jurisdiction of each such court in any such suit, action or proceeding; and (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts.

(j)

Section or Paragraph Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

(k)

Force Majeure.  The parties shall each be excused from any delay in performance or for non-performance of any of the terms and conditions of this Agreement caused by any circumstances beyond their respective control, including, but not limited to, any Act of God, fire, flood, or government regulation, direction or request, or accident, labor dispute, unavoidable breakdown, civil unrest or disruption to the extent that any such circumstances affect the party’s ability to timely perform its obligations hereunder.

(l)

Florida Documentary Stamp Tax.  Borrower shall be responsible for all Florida documentary stamp taxes due on this Agreement and each Loan advanced.

IN WITNESS WHEREOF, the parties hereto have set their hand and seals as of the date first above written.

WITNESSES:	GELTECH SOLUTIONS, INC.

By:
Michael Cordani
Chief Executive Officer

Michael Reger

EXHIBIT A

FORM OF PROMISSORY NOTE

$___________

PROMISSORY NOTE

_________, 2008

For value received, the undersigned GelTech Solutions, Inc., a Delaware corporation (the “Company”), hereby promises to pay to the order of Michael Reger (the “Holder”) the principal sum ______________________  ($________________) or, if less, the then unpaid principal amount of all outstanding Advances (as defined in that certain Revolving Line of Credit Agreement, dated September___, 2008, between the Company and the Holder (the “Loan Agreement”)) made by the Holder pursuant to the Loan Agreement (the “Principal Balance”) on or before September 15, 2009.

This Note is issued pursuant to the Loan Agreement. All capitalized terms used and not otherwise defined shall have the meanings given them in the Loan Agreement.

The Company promises to repay the Advance which this Note evidences and as further set forth in the Loan Agreement. The Company further promises to pay interest from the date hereof on the outstanding unpaid principal amount of the Advance at the rate set forth in the Loan Agreement.   Interest shall be computed as provided in the Loan Agreement and shall be due at the same time the Principal Balance is due.

This Note may be prepaid in whole or in part, at any time without penalty.  Any prepayment must include all accrued interest to the date of prepayment. Any payment (whether voluntary or involuntary) shall be applied in the same order as provided above, and the acceptance of any such prepayment when there is a default under this Note shall not constitute a waiver, release or accord and satisfaction thereof or any rights held by the Holder.

Upon any Event of Default, the Holder may, without notice or demand, declare the then outstanding Principal Balance and all outstanding interest immediately due and payable and shall then have in any jurisdiction where enforcement hereof is sought, in addition to any other rights or remedies, the rights and remedies set forth in the Loan Agreement.

This Note shall be in default when payment shall not have been made within 10 days following the Maturity Date.  This Note shall remain in default until said payment shall have been made.

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No provision hereof shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal hereof and interest, if any, herein at the time and place specified herein.

The rights and remedies of the Holder shall be cumulative and concurrent, may be pursued separately or successively, and may be exercised as often as occasion therefore shall arise.  Failure to exercise any right or remedy shall not be deemed a waiver or release thereof.

The Company hereby waives presentment for payment, notice of demand, notice of non-payment or dishonor, protest, notice of protest, notice of intention to accelerate, notice of acceleration, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of payment of this Note, and hereby waives all notice or right of approval of any extensions, renewals, or modifications or forbearance which may be allowed.

Upon the occurrence of an Event of Default, the interest rate shall be increased to 15% from the date of the Event of Default as set forth in the Loan Agreement.

This Note shall be governed and construed in accordance with the laws of the State of Florida.

The Company agrees that: (a) the obligation evidenced by this Note is an exempted transaction under the Truth in Lending Act, 15 U.S.C. Section 1601, et seq.; (b) said obligation constitutes a business loan for the purpose of the application of any laws that distinguish between consumer loans and business loans and that have as their purpose the protection of consumers; (c) the proceeds of the indebtedness evidenced by this Note will not be used for the purchase of registered equity securities within the purview of Regulation “U” issued by the Board of Governors of the Federal Reserve System; and (d) upon demand or upon the due date if no demand is made, the Holder shall not have any obligation to refinance the indebtedness evidenced by this Note or to extend further credit to the Company.

The Company and the Holder, as an independent covenant, irrevocably waive the right to a jury trial and the right thereto in any and all disputes between the Company and such holder hereunder.

Upon any endorsement, assignment, or other transfer of this Note by the Holder or by operation of law, the term “Holder,” as used herein, shall mean such endorsee, assignee, or other transferee or successor to the Holder, then becoming the holder of this Note.  This Note shall inure to the benefit of the Holder and its successors and assigns and shall be binding upon the undersigned and their successors and assigns.  The term “Company” as used herein, shall include the respective successors and assigns of the Company and any other obligor.

All makers and endorsers now or hereafter becoming parties hereto jointly and severally waive demand, presentment, notice of non-payment and protest and, if this Note becomes in default and is placed into the hands of an attorney for collection, to pay attorney’s fees and all other costs incurred in connection with such collection provided the Holder is the prevailing party.

2

Any provision hereof found to be illegal, invalid, or unenforceable for any reason whatsoever shall not affect the validity, legality or enforceability of the remainder hereof.

This Note was reviewed by all of the parties hereto who fully understand the terms and consequences of this Note and have been duly advised by their counsel concerning all aspects of the transactions contemplated herein.

This Note may not be amended, modified, changed or discharged orally, but only by an agreement in writing signed by both the Company and the Holder.

This Note contains and embodies the entire agreement of the parties hereto, and any representations, inducements or agreements, oral or otherwise, not contained in this Note shall not be of any force and effect.

IN WITNESS WHEREOF, the undersigned intending to be legally bound, has executed this Note, as of the date set forth above.

GELTECH SOLUTIONS, INC.

By:
Michael Cordani, Chief Executive Officer

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